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                                                                    EXHIBIT 99.2

PROXY                                                                      PROXY
                           CHICAGO TITLE CORPORATION

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 11, 2000


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Richard P. Toft, John Rau, and Paul T. Sands, Jr. proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the other, to represent and to vote all shares of stock of Chicago Title Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders of Chicago Title Corporation to be held at Chicago Title Corporation, 171 North Clark Street, Fifth Floor, Chicago, Illinois 60601, on the Renaissance Chicago Hotel, located at One West Wacker Drive, Chicago, Illinois 60601, on Friday, February 11, 2000 at local time, and at any adjournments or postponements thereof, as indicated on the proposal described in the Joint Proxy Statement/Prospectus, and all other matters properly coming before the meeting.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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                           CHICAGO TITLE CORPORATION

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

           A vote FOR Item 1 is recommended by the Board of Directors


1. Approval and adoption of an Agreement and Plan of Merger, dated as of August 1, 1999, by and between Fidelity National Financial, Inc. and Chicago Title Corporation and amended as of October 13, 1999, pursuant to which Chicago Title Corporation will merge with and into Fidelity National Financial, Inc. in accordance with the merger agreement.


              [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


                                            Dated: ___________________, 2000

                                            ________________________________
                                                       Signature

                                            ________________________________
                                               Signature (if held jointly)



THIS PROXY WILL BE VOTED IN ACCORDANCE      Please sign exactly as your name or
WITH SPECIFICATIONS MADE. THE BOARD OF      names appear hereon. For joint
DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"    accounts, both owners should sign.
ITEM 1. IF NO CHOICE IS INDICATED, THIS     When signing as executor,
PROXY WILL BE VOTED FOR ITEM 1.             administrator, attorney, trustee or
                                            guardian, etc., please give your
                                            full title.


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             NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

CHICAGO TITLE CORPORATION encourages you to take advantage of the new and convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, read the accompanying proxy statement and then follow these easy steps:

TO VOTE BY PHONE        Call toll free 1-800-542-1061 any time on a touch tone
                        telephone. There is NO CHARGE to you for the call.

                        Enter the 6-digit CONTROL NUMBER located above.

                        Option #1: To vote on the proposed merger, press 1 and
                                   follow the simple recorded instructions.

TO VOTE BY INTERNET     Go to the following website: www.harrisbank.com/wproxy

                        Enter the information requested on your computer screen, including your 6-digit CONTROL NUMBER located above.

                        Follow the simple instructions on the screen.

   IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK THE PROXY CARD.
                             THANK YOU FOR VOTING!